Exhibit 99.1

QUANTA SERVICES, INC.
2007 STOCK INCENTIVE PLAN

1. ESTABLISHMENT OF PLAN.  Quanta Services, Inc. establishes the “Quanta Services, Inc. 2007 Stock Incentive Plan” effective as of the Effective Date. Awards granted under the Plan shall be subject to the terms and conditions of the Plan as set forth herein, as it may be amended from time to time.

2. PURPOSE.  The purposes of the Plan are (i) to offer selected Employees, Directors and Consultants of the Company and its Affiliates, an equity ownership interest and opportunity to participate in the growth and financial success of the Company, (ii) to provide the Company and its Affiliates an opportunity to attract and retain the best available personnel, and (iii) to promote the growth and success of the business of the Company and its Affiliates by aligning the financial interests of Employees, Directors and Consultants with that of the stockholders of the Company. Toward these objectives, the Plan provides for the grant of Options and Restricted Stock Awards.

3. DEFINITIONS.  As used herein, unless the context requires otherwise, the following terms shall have the meanings indicated below:

(a) “Affiliate” means (i) any corporation, partnership or other entity which owns, directly or indirectly, a majority of the voting equity securities of the Company, (ii) any corporation, partnership or other entity of which a majority of the voting equity securities or equity interest is owned, directly or indirectly, by the Company, and (iii) with respect to an Option that is intended to be an Incentive Stock Option, (A) any “parent corporation” of the Company, as defined in Section 424(e) of the Code, (B) any “subsidiary corporation” of the Company as defined in Section 424(f) of the Code, (C) any other entity that is taxed as a corporation under Section 7701(a)(3) of the Code and is a member of the “affiliated group” as defined in Section 1504(a) of the Code of which the Company is the common parent, and (D) any other entity as may be permitted from time to time by the Code or by the Internal Revenue Service to be an employer of Employees to whom Incentive Stock Options may be granted; provided, however, that in each case the Affiliate must be consolidated in the Company’s financial statements.

(b) “Award” means any right granted under the Plan, including an Option and a Restricted Stock Award, whether granted singly or in combination, to a Grantee pursuant to the terms, conditions and limitations that the Committees may establish in order to fulfill the objectives of the Plan.

(c) “Board” means the Board of Directors of the Company.

(d) “Change in Control” of the Company means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company’s then outstanding securities; (ii) as a result of, or in connection with, any tender offer or exchange offer, merger, or other business combination (a “Transaction”), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company; (iii) the Company is merged or consolidated with another corporation and as a result of the merger or consolidation less than 75 percent of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former stockholders of the Company; (iv) a tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing 50 percent or more of the combined voting power of the Company’s then outstanding voting securities; or (v) the Company transfers substantially all of its assets to another corporation which is not controlled by the Company.

(e) “Chief Executive Officer” means the individual serving at any relevant time as the chief executive officer of the Company.

(f) “Code” means the Internal Revenue Code of 1986, as amended, and any successor statute. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any Treasury regulations promulgated under such section.

(g) “Committee” means the Compensation Committee, as constituted from time to time, of the Board, or if no such committee shall be in existence at any relevant time, the term “Committee” for purposes of the Plan shall mean the Board; provided, however, that while the Common Stock is publicly traded, (i) the Committee shall be a committee of the Board consisting solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3, as necessary in each case to satisfy such requirements with respect to Awards granted under the Plan and (ii) with respect to Awards to Directors who are not Employees, the Committee shall consist solely of one or more members of the Board who are “independent” within the meaning of the New York Stock Exchange corporate governance listing standards (or, if the Common Stock is not listed on the New York Stock Exchange, such similar standards of any other applicable registered stock exchange on which the Common Stock is listed or quoted at any relevant time). Notwithstanding the foregoing provisions, the Board, or an authorized committee of the Board, may delegate to a committee of one or more members of the Board who are not Outside Directors or Non-Employee Directors (the “Equity Grant Committee”) the authority to grant Non-Qualified Stock Options and Restricted Stock Awards subject to the limitations contained in Section 6 to eligible persons who are not then Officers or Non-Employee Directors. When used in the Plan, the term “Committees” shall refer to the Committee and the Equity Grant Committee, each acting within the scope of its authority under the Plan with respect to the matter covered by the particular reference.

(h) “Common Stock” means the Common Stock, $0.00001 par value per share, of the Company or the common stock that the Company may in the future be authorized to issue (as long as the common stock varies from that currently authorized, if at all, only in amount of par value).

(i) “Company” means Quanta Services, Inc., a Delaware corporation.

(j) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Affiliate to render consulting or advisory services to the Company or such Affiliate and who is a “consultant or advisor” within the meaning of Rule 701 promulgated under the Securities Act or Form S-8 promulgated under the Securities Act.

(k) “Continuous Service” means that the provision of services to the Company or an Affiliate as an Employee, Director or Consultant is not interrupted or terminated. Except as otherwise provided in a particular Option Agreement or Restricted Stock Agreement, service shall not be considered interrupted or terminated for this purpose in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Affiliate, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or an Affiliate in any capacity of Employee, Director or Consultant. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option, if such leave exceeds ninety (90) days, and re-employment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day that is three (3) months and one (1) day following the expiration of such ninety (90)-day period.

(l) “Covered Employee” means the Chief Executive Officer and such other officers of the Company treated as a “covered employee” for purposes of Section 162(m) of the Code.

(m) “Director” means a member of the Board or the board of directors of an Affiliate.

(n) “Disability” means the “disability” of a person as defined in a then effective long-term disability plan maintained by the Company that covers such person, or if such a plan does not exist at any relevant time, “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. For purposes of determining the time during which an Incentive Stock Option may be exercised under the terms of an Option Agreement, “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. Section 22(e)(3) of the Code provides that an individual is totally and permanently disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

(o) “Effective Date” means May 24, 2007, the date of the 2007 annual meeting of the Company’s stockholders.

(p) “Employee” means any person, including an Officer or Director, who is employed by the Company or an Affiliate. The provision of compensation by the Company or an Affiliate to a Director or Consultant solely with respect to such individual rendering services in the capacity of a Director or Consultant, however, shall not be sufficient to constitute “employment” by the Company or that Affiliate.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute. Reference in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

(r) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed or quoted on any registered stock exchange, the Fair Market Value of a share of Common Stock shall be the closing sales price for such a share of Common Stock (or the closing bid price, if applicable) on such exchange (or if the Common Stock is listed or quoted on more than one registered exchange, on the exchange with the greatest volume of trading in the Common Stock) on the day of determination (or if no such price is reported on that day, on the last market trading day prior to the day of determination), as reported in The Wall Street Journal or such other source as the Committee deems reliable.

(ii) In the absence of any listing or quotation of the Common Stock on any such registered exchange, the Fair Market Value shall be determined in good faith by the Committee in a manner intended to satisfy the principles of Section 409A of the Code.

(s) “Grantee” means an Employee, Director or Consultant to whom an Award has been granted under the Plan.

(t) “Incentive Stock Option” means an Option granted to an Employee under the Plan that meets the requirements of Section 422 of the Code.

(u) “Non-Employee Director” means a Director of the Company who either (i) is not an Employee or Officer, does not receive compensation (directly or indirectly) from the Company or an Affiliate in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(v) “Non-Qualified Stock Option” means an Option granted under the Plan that is not intended to be an Incentive Stock Option.

(w) “Officer” means a person who is an “officer” of the Company or any Affiliate within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the requirements of the Exchange Act).

(x) “Option” means an Award granted pursuant to Section 8 of the Plan to purchase a specified number of shares of Common Stock during the Option period for a specified exercise price, whether granted as an Incentive Stock Option or as a Non-Qualified Stock Option.

(y) “Option Agreement” means the written agreement evidencing the grant of an Option executed by the Company and the Optionee, including any amendments thereto. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(z) “Optionee” means an individual to whom an Option has been granted under the Plan.

(aa) “Outside Director” means a Director of the Company who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), has not been an officer of the Company or an “affiliated corporation” at any time and is not currently receiving (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code) direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(bb) “Plan” means this Quanta Services, Inc. 2007 Stock Incentive Plan, as set forth herein and as it may be amended from time to time.

(cc) “Regulation S-K” means Regulation S-K promulgated under the Securities Act, as it may be amended from time to time, and any successor to Regulation S-K. Reference in the Plan to any item of Regulation S-K shall be deemed to include any amendments or successor provisions to such item.

(dd) “Restriction Period” means the period during which the Common Stock under a Restricted Stock Award is nontransferable and subject to “Forfeiture Restrictions” as defined in Section 10(a) of the Plan and set forth in the related Restricted Stock Agreement.

(ee) “Restricted Stock Agreement” means the written agreement evidencing the grant of a Restricted Stock Award executed by the Company and the Grantee, including any amendments thereto. Each Restricted Stock Agreement shall be subject to the terms and conditions of the Plan.

(ff) “Restricted Stock Award” means an Award granted under Section 10 of the Plan of shares of Common Stock issued to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions and other terms and conditions as are established by the Committees.

(gg) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as it may be amended from time to time, and any successor to Rule 16b-3.

(hh) “Section” means a section of the Plan unless otherwise stated or the context otherwise requires.

(ii) “Securities Act” means the Securities Act of 1933, as amended, and any successor statute. Reference in the Plan to any section of the Securities Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

(jj) “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) at the time an Option is granted stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

4. INCENTIVE AWARDS AVAILABLE UNDER THE PLAN.  Awards granted under the Plan may be (a) Incentive Stock Options, (b) Non-Qualified Stock Options, and (c) Restricted Stock Awards.

5. SHARES SUBJECT TO PLAN.  Subject to adjustment pursuant to Section 11(a) hereof, the total amount of Common Stock with respect to which Awards may be granted under the Plan shall not exceed 4,000,000 shares of Common Stock. Any shares of Common Stock covered by an Award (or a portion of an Award) that is forfeited or canceled, or that expires shall be deemed not to have been issued for purposes of determining the maximum aggregate number of shares of Common Stock which may be issued under the Plan and shall again be available for Awards under the Plan. At all times during the term of the Plan, the Company shall reserve and keep available such number of shares of Common Stock as will be required to satisfy the requirements of outstanding Awards under the Plan. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Common Stock, (b) Common Stock held in the treasury of the Company, or (c) previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Committee may determine from time to time in its sole discretion.

6. ELIGIBILITY.  Awards other than Incentive Stock Options may be granted to Employees, Directors, and Consultants. Incentive Stock Options may be granted only to Employees (including Officers and Directors who are also Employees), as limited by clause (iii) of Section 3(a). The Committee in its sole discretion shall select the recipients of Awards; provided, however that the Equity Grant Committee may select the recipients of Non-Qualified Stock Options and/or Restricted Stock Awards if (i) such recipients are not Officers or Non-Employee Directors, (ii) the aggregate number of shares of Common Stock subject to such Options and/or Restricted Stock Awards does not exceed 100,000 shares in any one calendar quarter and the aggregate value of the Restricted Stock Awards granted in any one calendar quarter does not exceed $250,000 determined based on the Fair Market Value of the Common Stock at the time of the grants, and (iii) the aggregate number of shares of Common Stock subject to such Options and/or Restricted Stock Awards to any individual does not exceed 20,000 shares of Common Stock in any one calendar quarter and the aggregate value of the Restricted Stock Awards granted in any one calendar quarter to any individual does not exceed $25,000 determined based on the Fair Market Value of the Common Stock at the time of the grants. A Grantee may be granted more than one Award under the Plan, and Awards may be granted at any time or times during the term of the Plan. The grant of an Award to an Employee, Officer, Director or Consultant shall not be deemed either to entitle that individual to, or to disqualify that individual from, participation in any other grant of Awards under the Plan.

7. LIMITATION ON INDIVIDUAL AWARDS.  Subject to the provisions of Section 11(a), the maximum number of shares of Common Stock that may be subject to Awards granted to any one person under the Plan during any calendar year shall not exceed 400,000 shares of Common Stock. The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under the Plan to constitute “performance-based” compensation for purposes of Section 162(m) of the Code, including counting against such maximum number of shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any shares of Common Stock subject to Options that are canceled or repriced.

8. TERMS AND CONDITIONS OF OPTIONS.  Except with respect to grants of Non-Qualified Stock Options by the Equity Grant Committee, the Committee shall determine whether an Option shall be granted as an Incentive Stock Option or a Non-Qualified Stock Option. The Committees shall determine the provisions, terms and conditions of each Option including, but not limited to, the vesting schedule, the number of shares of Common Stock subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, repurchase provisions, forfeiture provisions, methods of payment, and all other terms and conditions of the Option, subject to the following:

(a) Form of Option Grant.  Each Option granted under the Plan shall be evidenced by a written Option Agreement in such form (which need not be the same for each Optionee) as the Committees from time to time approve, but which is not inconsistent with the Plan, including any provisions that may be necessary, as determined by the Committee, to assure that any Option that is intended to be an Incentive Stock Option will comply with Section 422 of the Code.

(b) Date of Grant.  The date of grant of an Option shall be the date on which the Committees make the determination to grant such Option unless otherwise specified by the Committees. The Option Agreement evidencing the Option shall be delivered to the Optionee, with a copy of the Plan and other relevant Option documents, within a reasonable time after the date of grant.

(c) Exercise Price.  The exercise price of a any Option shall be not less than the Fair Market Value of the shares of Common Stock on the date of grant of the Option. In addition, the exercise price of any Incentive Stock Option granted to a Ten Percent Stockholder shall not be less than 110% of the Fair Market Value of the shares of Common Stock on the date of grant of the Option.

(d) Exercise Period.  Options shall be exercisable within the time or times or upon the event or events determined by the Committees and set forth in the Option Agreement; provided, however, that no Option shall be exercisable later than the day prior to the expiration of ten (10) years from the date of grant of the Option, and provided further, that no Incentive Stock Option granted to a Ten Percent Stockholder shall be exercisable after the expiration of five (5) years from the date of grant of the Option.

(e) Limitations on Incentive Stock Options.  The aggregate Fair Market Value (determined as of the date of grant of an Option) of Common Stock which any Employee is first eligible to purchase during any calendar year by exercise of Incentive Stock Options granted under the Plan and by exercise of incentive stock options

(within the meaning of Section 422 of the Code) granted under any other incentive stock option plan of the Company or an Affiliate shall not exceed $100,000. If the Fair Market Value of stock with respect to which all incentive stock options described in the preceding sentence held by any one Optionee are exercisable for the first time by such Optionee during any calendar year exceeds $100,000, the Options (that are intended to be Incentive Stock Options on the date of grant thereof) for the first $100,000 worth of shares of Common Stock to become exercisable in such year shall be deemed to constitute incentive stock options within the meaning of Section 422 of the Code and the Options (that are intended to be Incentive Stock Options on the date of grant thereof) for the shares of Common Stock in the amount in excess of $100,000 that become exercisable in that calendar year shall be treated as Non-Qualified Stock Options. If the Code is amended after the Effective Date to provide for a different limit than the one described in this Section 8(e), such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment.

(f) Transferability of Options.  Options granted under the Plan, and any interest therein, shall not be transferable or assignable by the Optionee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Optionee only by the Optionee; provided, that the Optionee may, however, designate persons who or which may exercise his Options following his death. Notwithstanding the preceding sentence, Non-Qualified Stock Options may be transferred to such family members, family member trusts, family limited partnerships and other family member entities as the Committee, in its sole discretion, may provide for in the Optionee’s Option Agreement and approve prior to any such transfer. No such transfer will be approved by the Committee if the Common Stock issuable under such transferred Option would not be eligible to be registered on Form S-8 promulgated under the Securities Act.

(g) Acquisitions and Other Transactions.  The Committee may, from time to time, assume outstanding options granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting an Option under the Plan in replacement of or in substitution for the option assumed by the Company, or (ii) treating the assumed option as if it had been granted under the Plan if the terms of such assumed option could be applied to an Option granted under the Plan. Such assumption shall be permissible if the holder of the assumed option would have been eligible to be granted an Option hereunder if the other entity had applied the rules of the Plan to such grant. The Committee also may grant Options under the Plan in settlement of or substitution for outstanding options or obligations to grant future options in connection with the Company or an Affiliate acquiring another entity, an interest in another entity or an additional interest in an Affiliate, whether by merger, stock purchase, asset purchase or other form of transaction. Notwithstanding the foregoing provisions of this Section 8, in the case of an Option issued or assumed pursuant to this Section 8(g), the exercise price for the Option shall be determined in accordance with the principles of Sections 424(a) and 409A of the Code.

9. EXERCISE OF OPTIONS.

(a) Notice.  Options may be exercised only by delivery to the Company of a written exercise notice approved by the Committees (which need not be the same for each Optionee), stating the number of shares of Common Stock being purchased, the method of payment, and such other matters as may be deemed appropriate by the Company in connection with the issuance of shares of Common Stock upon exercise of the Option, together with payment in full of the exercise price for the number of shares of Common Stock being purchased. Such exercise notice may be part of an Optionee’s Option Agreement.

(b) Early Exercise.  An Option Agreement may, but need not, include a provision that permits the Optionee to elect at any time while an Employee, Officer, Director or Consultant, to exercise any part or all of the Option prior to full vesting of the Option. Any unvested shares of Common Stock received pursuant to such exercise may be subject to a repurchase right in favor of the Company or an Affiliate or to any other restriction the Committees determine to be appropriate.

(c) Payment.  Payment for the shares of Common Stock to be purchased upon exercise of an Option may be made in cash (by check) or, if elected by the Optionee and approved by the Committees, in any of the following methods which must be stated in the Option Agreement (at the date of grant with respect to any Option granted as an Incentive Stock Option) and where permitted by law: (i) if a public market for the

Common Stock exists, through a “same day sale” arrangement between the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an “NASD Dealer”) whereby the Optionee elects to exercise the Option and to sell a portion of the shares of Common Stock so purchased to pay for the exercise price and whereby the NASD Dealer commits upon receipt of such shares of Common Stock to forward the exercise price directly to the Company; (ii) if a public market for the Common Stock exists, through a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee elects to exercise the Option and to pledge the shares of Common Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer commits upon receipt of such shares of Common Stock to forward the exercise price directly to the Company; (iii) by surrender to the Company for cancellation of shares of Common Stock owned by the Optionee having an aggregate Fair Market Value on the date of exercise equal to (or, to avoid the cancellation of fractional shares of Common Stock, less than) the aggregate exercise price of the shares of Common Stock being purchased upon such exercise; provided, that such surrendered shares are not subject to any pledge or other security interest and have or meet such other requirements, if any, as the Committees may determine necessary in order to avoid an accounting earnings charge in respect of the Option being exercised; (iv) where approved by the Committees at the time of exercise, by delivery of the Optionee’s promissory note with such recourse, interest, security, redemption and other provisions as the Committees may require, provided that the par value of each of the shares of Common Stock to be purchased is paid for in cash; (v) by a “net exercise” method whereby the Company withholds from the delivery of shares of Common Stock subject to the Option (or the portion thereof that is being exercised) that number of whole shares having an aggregate Fair Market Value on the date of exercise equal to (or, to avoid the issuance of fractional shares of Common Stock, less than) the aggregate exercise price of the shares of Common Stock being purchased upon such exercise; or (vi) by any combination of the foregoing, including a cash payment. No shares of Common Stock may be issued until full payment of the purchase price therefor has been made.

(d) Withholding Taxes.  The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold the statutory prescribed minimum amount of federal or state income taxes or other taxes with respect to the exercise of any Option granted under the Plan, including (if the Committee so permits) procedures for an Optionee to have shares of Common Stock withheld from the total number of shares of Common Stock to be purchased on exercise of an Option. Prior to issuance of the shares of Common Stock upon exercise of an Option, the Optionee shall pay or make adequate provision acceptable to the Committee for the satisfaction of the statutory minimum prescribed amount of any federal or state income or other tax withholding obligations of the Company, if applicable. Upon exercise of an Option, the Company shall withhold or collect from the Optionee an amount sufficient to satisfy such tax withholding obligations.

(e) Exercise of Option Following Termination of Continuous Service.

(i) An Option may be exercised following the termination of an Optionee’s Continuous Service only to the extent provided in the Option Agreement; provided that an Option may not be exercised after the expiration date of such Option set forth in the Option Agreement.

(ii) Where the Option Agreement permits an Optionee to exercise an Option following the termination of the Optionee’s Continuous Service for a specified period, the Option shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Option, whichever occurs first.

(iii) Any Option designated as an Incentive Stock Option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of an Optionee’s Continuous Service, shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Option Agreement.

(iv) The Committee shall have discretion to determine whether the Continuous Service of an Optionee has terminated, the effective date on which such Continuous Service terminates and whether the Optionee’s Continuous Service terminated as a result of the Disability of the Optionee or, if so provided in the Option Agreement, was terminated for cause.

(f) Limitations on Exercise.

(i) The Committees may specify a reasonable minimum number of shares of Common Stock or a percentage of the shares subject to an Option that may be purchased on any exercise of an Option; provided, that such minimum number will not prevent Optionee from exercising the full number of shares of Common Stock as to which the Option is then exercisable.

(ii) The obligation of the Company to issue any shares of Common Stock pursuant to the exercise of any Option shall be subject to the condition that such exercise and the issuance and delivery of such shares pursuant thereto comply with the Securities Act, all applicable state securities laws and the requirements of any stock exchange or market-quotation system upon which the shares of Common Stock may then be listed or quoted, as in effect on the date of exercise. The Company shall be under no obligation to register the shares of Common Stock with the Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws or stock exchange or market-quotation system, and the Company shall have no liability for any inability or failure to do so.

(iii) As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares of Common Stock if, in the opinion of counsel for the Company, such a representation is required by any securities or other applicable laws.

(g) Modification, Extension And Renewal of Options.  The Committee shall have the power to modify, cancel, extend (subject to the provisions of Section 8(d) hereof) or renew outstanding Options and to authorize the grant of new Options and/or Restricted Stock Awards in substitution therefor, provided that (except as permitted by Section 11(a) of the Plan) any such action may not reprice any outstanding Option, directly or indirectly, without the approval of the stockholders of the Company and, without the written consent of any affected Optionee, (i) impair any rights under any Option previously granted to such Optionee, (ii) cause the Option or the Plan to become subject to Section 409A of the Code, or (iii) cause any Option to lose its status as “performance-based” compensation under Section 162(m) of the Code. Notwithstanding anything to the contrary contained in this Section 9(g), no Option may be replaced with another Award that would have a higher intrinsic value than the value of the Option at the time of its replacement. Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

(h) Privileges of Stock Ownership.  No Optionee will have any of the rights of a stockholder with respect to any shares of Common Stock subject to an Option until such Option is properly exercised and the purchased shares are issued and delivered to the Optionee, as evidenced by an appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date of issuance and delivery, except as provided in the Plan.

10. TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.  Each Restricted Stock Agreement shall be in such form and shall contain such terms and conditions as the Committees shall deem appropriate. The terms and conditions of such Restricted Stock Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Agreements need not be identical, but each such Restricted Stock Agreement shall be subject to the terms and conditions of this Section 10.

(a) Forfeiture Restrictions.  Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Grantee and to an obligation of the Grantee to forfeit and surrender the shares to the Company under certain circumstances (the “Forfeiture Restrictions”). The Forfeiture Restrictions shall be determined by the Committees in their sole discretion, and the Committees may provide that the Forfeiture Restrictions shall lapse on the passage of time, the attainment of one or more performance goals established by the Committees or the occurrence of such other event or events determined to be appropriate by the Committees. The Forfeiture Restrictions applicable to a particular Restricted Stock Award (which may differ from any other such Restricted Stock Award) shall be stated in the Restricted Stock

Agreement and vesting of such Restricted Stock Award shall occur upon the lapse of the Forfeiture Restrictions applicable to such Restricted Stock Award. Notwithstanding the foregoing provisions of this Section 10(a) and subject to the provisions of Sections 10(b), 10(g) and 11(c) hereof, any Restricted Stock Award that vests on the basis of the Grantee’s Continuous Service shall not provide for vesting which is any more rapid than annual pro rata vesting over a three (3) year period and any Restricted Stock Award that vests upon the attainment of performance goals established by the Committee shall provide for a performance period of at least twelve (12) months; provided that Restricted Stock Awards covering not more than 200,000 shares of Common Stock in the aggregate (subject to adjustment pursuant to Section 11(a) hereof) may be awarded by the Committee without regard to the vesting limitations contained in this sentence.

(b) Restricted Stock Awards.  At the time any Restricted Stock Award is granted under the Plan, the Company and the Grantee shall enter into a Restricted Stock Agreement setting forth each of the matters addressed in this Section 10 and such other matters as the Committee may determine to be appropriate. Shares of Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Grantee of such Restricted Stock Award or by a book entry account with the Company’s transfer agent. The Grantee shall have the right to receive dividends with respect to the shares of Common Stock subject to a Restricted Stock Award, to vote the shares of Common Stock subject thereto and to enjoy all other stockholder rights with respect to the shares of Common Stock subject thereto, except that, unless provided otherwise in the Restricted Stock Agreement, (i) the Grantee shall not be entitled to delivery of the stock certificates evidencing the shares of Common Stock until the Forfeiture Restrictions have expired, (ii) the Company or an escrow agent shall retain custody of the stock certificates evidencing the shares of Common Stock (or such shares shall be held in a book entry account with the Company’s transfer agent) until the Forfeiture Restrictions have expired, (iii) the Grantee may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the shares of Common Stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions established by the Committees pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committees may, in their sole discretion, prescribe additional terms, conditions or restrictions relating to the Restricted Stock Award, and may provide for lapse of Forfeiture Restrictions, in the case of the termination of the Grantee’s Continuous Service by reason of retirement, Disability, or death prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall also be set forth in a Restricted Stock Agreement made in connection with the Restricted Stock Award.

(c) Rights and Obligations of Grantee.  One or more stock certificates representing shares of Common Stock, free of Forfeiture Restrictions, shall be delivered to the Grantee promptly after, and only after, the Forfeiture Restrictions have expired and Grantee has satisfied all applicable federal, state and local income and employment tax withholding requirements. Each Restricted Stock Agreement shall require that (i) the Grantee, by his acceptance of the Restricted Stock Award, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (ii) such provisions regarding transfers of forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

(d) Restriction Period.  The Restriction Period for a Restricted Stock Award shall commence on the date of grant of the Restricted Stock Award and shall expire upon satisfaction of the conditions set forth in the Restricted Stock Agreement pursuant to which the Forfeiture Restrictions will lapse.

(e) Securities Restrictions.  The Committee may impose other conditions on any shares of Common Stock subject to a Restricted Stock Award as it may deem advisable, including (i) restrictions under applicable state or federal securities laws, and (ii) the requirements of any stock exchange or national market system upon which shares of Common Stock are then listed or quoted.

(f) Payment for Restricted Stock.  The Committees shall determine the amount and form of any payment for shares of Common Stock received pursuant to a Restricted Stock Award; provided, that in the absence of such a determination, the Grantee shall not be required to make any payment for shares of Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

(g) Forfeiture of Restricted Stock.  Subject to the provisions of the particular Restricted Stock Agreement, upon termination of the Grantee’s Continuous Service during the Restriction Period, the shares of Common Stock subject to the Restricted Stock Award shall be forfeited by the Grantee; provided, however, that in the case of a Restricted Stock Award to a Non-Employee Director, the Restricted Stock Award shall become fully vested and the Forfeiture Restrictions shall lapse on the earlier of (i) the date generally provided for in the Restricted Stock Agreement or (ii) the termination of the Grantee’s Continuous Service as a result of not being nominated for or elected to a new term as a Director or the Grantee’s resignation as a Director at the request and for the convenience of the Company for a reason other than cause. Upon any forfeiture, all rights of the Grantee with respect to the forfeited shares of the Common Stock subject to the Restricted Stock Award shall cease and terminate, without any further obligation on the part of the Company, except that if so provided in the Restricted Stock Agreement applicable to the Restricted Stock Award, the Company shall repurchase each of the shares of Common Stock forfeited for the purchase price per share, if any, paid by the Grantee. The Committee will have discretion to determine whether the Continuous Service of a Grantee has terminated, the date on which such Continuous Service terminates, whether the Grantee’s Continuous Service terminated as a result of the Disability of the Grantee and whether a Non-Employee Director’s Continuous Service terminated as a result of one of the reasons described in clause (ii) of this Section 10(g) above.

(h) Withholding Taxes.  The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold applicable federal, state and local income and employment taxes with respect to the lapse of Forfeiture Restrictions applicable to Restricted Stock Awards, including (if the Committee so permits) procedures for a Grantee to have shares of Common Stock withheld from the total number of shares of Common Stock to be released from the Forfeiture Restrictions on the lapse of such restrictions. Prior to delivery of shares of Common Stock upon the lapse of Forfeitures Restrictions applicable to a Restricted Stock Award, the Grantee shall pay or make adequate provision acceptable to the Committee for the satisfaction of all tax withholding obligations of the Company.

(i) Notice of Election Under 83(b).  Each Grantee making an election under Section 83(b) of the Code will provide a copy thereof to the Company within thirty (30) days of the filing of such election with the Internal Revenue Service but a Grantee’s failure to provide such notice within thirty (30) days will not cause a forfeiture of the related Restricted Stock Award.

11. ADJUSTMENT UPON CHANGES IN CAPITALIZATION AND CORPORATE EVENTS.

(a) Capital Adjustments.  The number of shares of Common Stock (i) covered by each outstanding Award granted under the Plan, the exercise or purchase price of such outstanding Award, and any other terms of the Award that the Committee determines requires adjustment and (ii) available for issuance under Sections 5 and 7 shall be proportionately adjusted or an equitable substitution shall be made with respect to such shares to reflect, as determined by the Committee, any increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without receipt of consideration, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws or other applicable laws; provided, however, that a fractional share will not be issued upon exercise of any Award, and either (i) the value of any fraction of a share of Common Stock that would have resulted will be cashed out at Fair Market Value or (ii) the number of shares of Common Stock issuable under the Award will be rounded down to the nearest whole number, as determined by the Committee. Except as the Committee determines, no issuance by the Company of shares of capital stock of any class, or securities convertible into shares of capital stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award. Notwithstanding the foregoing provisions of this Section 11, no adjustment may be made by the Committee with respect to an outstanding Award that would cause such Award and/or the Plan to become subject to Section 409A of the Code.

(b) Dissolution or Liquidation.  The Committee shall notify the Grantee at least twenty (20) days prior to any proposed dissolution or liquidation of the Company. Unless provided otherwise in an individual Option Agreement or Restricted Stock Agreement or in a then-effective written employment agreement between the Grantee and the Company or an Affiliate, to the extent that an Award has not been previously exercised, the

Company’s repurchase rights relating to an Award have not expired or the Forfeiture Restrictions have not lapsed, any such Award that is an Option shall expire and any such Award that is a Restricted Stock Award shall be forfeited and the shares of Common Stock subject to such Restricted Stock Award shall be returned to the Company, in each case, immediately prior to consummation of such dissolution or liquidation, and such Award shall terminate immediately prior to consummation of such dissolution or liquidation. A “dissolution or liquidation of the Company” shall not be deemed to include, or to be occasioned by, any merger or consolidation of the Company with any other corporation or other entity or any sale of all or substantially all of the assets of the Company (unless that sale is effected as part of a plan of liquidation of the Company in which the Company’s business and affairs are wound up and the corporate existence of the Company is terminated).

(c) Change in Control.  Unless specifically provided otherwise with respect to Change in Control events in an individual Option Agreement or Restricted Stock Agreement or in a then-effective written employment agreement between the Grantee and the Company or an Affiliate, if, during the effectiveness of the Plan, a Change in Control occurs, (i) each Option which is at the time outstanding under the Plan shall (A) automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control, for all of the shares of Common Stock at the time represented by such Option and (B) expire twenty (20) days after the Committee gives written notice to the Optionee specifying the terms and conditions of the acceleration of the Optionee’s Options, or if earlier, the date by which the Option otherwise would expire, and (ii) the Forfeiture Restrictions applicable to all outstanding Restricted Stock Awards shall lapse and shares of Common Stock subject to such Restricted Stock Awards shall be released from escrow (or transferred from book entry with the Company’s transfer agent), if applicable, and delivered (subject to the Grantees’ satisfaction of the requirements of Section 10(h)) to the Grantees of the Awards free of any Forfeiture Restriction.

To the extent that an Optionee exercises his Option before or on the effective date of the Change in Control, the Company shall issue all Common Stock purchased by exercise of that Option (subject to Optionee’s satisfaction of the requirements of Section 9(d)), and those shares of Common Stock shall be treated as issued and outstanding for purposes of the Change in Control.

12. STOCKHOLDER APPROVAL.  The Company shall obtain the approval of the Plan by the Company’s stockholders to the extent required to satisfy Section 162(m) or Section 422 of the Code or to satisfy or comply with any applicable laws or the rules of any stock exchange or national market system on which the Common Stock may be listed or quoted. No Award that is issued as a result of any increase in the number of shares of Common Stock authorized to be issued under the Plan may be exercised or forfeiture restrictions lapse prior to the time such increase has been approved by the stockholders of the Company, and all such Awards granted pursuant to such increase will similarly terminate if such shareholder approval is not obtained.

13. ADMINISTRATION.  The Plan shall be administered by the Committee. The Committee shall interpret the Plan and any Awards granted pursuant to the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Committee may rescind and amend its rules and regulations from time to time. The interpretation by the Committee of any of the provisions of the Plan or any Award granted under the Plan shall be final and binding upon the Company and all persons having an interest in any Option or any shares of Common Stock acquired pursuant to an Award. Notwithstanding the authority hereby delegated to the Committee to grant Awards to Employees, Directors and Consultants under the Plan, the Board shall have full authority, subject to the express provisions of the Plan and the requirements of Section 162(m) of the Code for performance-based awards, to grant Awards to Employees, Directors and Consultants under the Plan, to interpret the Plan, to provide, modify and rescind rules and regulations relating to the Plan, to determine the terms and provision of Awards granted to Employees, Consultants and Directors under the Plan and to make all other determinations and perform such actions as the Board deems necessary or advisable to administer the Plan. No member of the Committees or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

14. EFFECT OF PLAN.  Neither the adoption of the Plan nor any action of the Board or the Committees shall be deemed to give any Employee, Officer, Director or Consultant any right to be granted an Award or any other rights except as may be evidenced by the Option Agreement or Restricted Stock Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right of the Board, the Committee or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation or other transaction involving the Company, any issue of bonds, debentures, or shares of preferred stock ahead of or affecting the Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding by or for the Company. Nothing contained in the Plan or in any Option Agreement, Restricted Stock Agreement, or in other related documents shall confer upon any Employee, Officer, Director or Consultant any right with respect to such person’s Continuous Service or interfere or affect in any way with the right of the Company or an Affiliate to terminate such person’s Continuous Service at any time, with or without cause.

15. NO EFFECT ON RETIREMENT AND OTHER BENEFIT PLANS.  Except as specifically provided in a retirement or other benefit plan of the Company or an Affiliate, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or an Affiliate, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

16. AMENDMENT OR TERMINATION OF PLAN.  The Board in its discretion may, at any time or from time to time after the date of adoption of the Plan, terminate or amend the Plan in any respect, including amendment of any form of Option Agreement, Restricted Stock Agreement, exercise agreement or instrument to be executed pursuant to the Plan; provided, however, to the extent necessary to comply with the Code, including Sections 162(m) and 422 of the Code, other applicable laws, or the applicable requirements of any stock exchange or national market system, the Company shall obtain stockholder approval of any Plan amendment in such manner and to such a degree as required. No Award may be granted after termination of the Plan. Any amendment or termination of the Plan shall not affect Awards previously granted, and such Awards shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise in a writing (including an Option Agreement or Restricted Stock Agreement) signed by the Grantee and the Company. Notwithstanding the preceding sentence, the Board unilaterally may amend the Plan to the extent necessary or appropriate to prevent the Plan or an Award from being subject to the provisions of Section 409A of the Code.

17. TERM OF PLAN.  Unless sooner terminated by action of the Board, the Plan shall terminate on the earlier of (i) the tenth (10th) anniversary of the Effective Date or (ii) the date on which no shares of Common Stock subject to the Plan remain available to be granted as Awards under the Plan according to its provisions.

18. SEVERABILITY AND REFORMATION.  The Company intends all provisions of the Plan to be enforced to the fullest extent permitted by law. Accordingly, should a court of competent jurisdiction determine that the scope of any provision of the Plan is too broad to be enforced as written, the court should reform the provision to such narrower scope as it determines to be enforceable. If, however, any provision of the Plan is held to be wholly illegal, invalid, or unenforceable under present or future law, such provision shall be fully severable and severed, and the Plan shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof, and the remaining provisions of the Plan shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance.

19. GOVERNING LAW.  The Plan shall be construed and interpreted in accordance with the laws of the State of Texas.

20. INTERPRETIVE MATTERS.  Whenever required by the context, pronouns and any variation thereof shall be deemed to refer to the masculine, feminine, or neuter, and the singular shall include the plural, and visa versa. The term “include” or “including” does not denote or imply any limitation. The captions and headings used in the Plan are inserted for convenience and shall not be deemed a part of the Plan for construction or interpretation.